UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 1, 2023

Primerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices, and Zip Code)

(770) 381-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 1, 2023, the Board of Directors (the “Board”) of Primerica, Inc. (the “Company”), in connection with the recent adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), and certain recent amendments to the Delaware General Corporation Law (the “DGCL”), approved and adopted the Company’s Third Amended and Restated By-Laws (the “Third Amended Restated By-Laws”).

Among other things, the amendments effected by the Third Amended and Restated By-Laws:

•
updating provisions regarding the manner in which a meeting of stockholders may be adjourned without having to provide additional notice and eliminating the requirement that the list of stockholders entitled to vote at a stockholder meeting be available for review during such meeting, in each case to reflect recent amendments to the DGCL;
•
clarifying that any stockholder nominating a person for election to the Company’s Board of Directors comply with Rule 14a-19;
•
requiring that any nominating stockholder make a representation whether such stockholder intends to solicit proxies in support of any director nominees other than the Company’s nominees in accordance with Rule 14a-19;
•
providing that, if any stockholder provides notice pursuant to Rule 14a-19(b) with respect to any proposed nominee for election to the Company’s Board of Directors and subsequently (a) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) or (b) fails to provide reasonable evidence to the Company, no later than five business days prior to the applicable stockholder meeting, that such stockholder has met the requirements of Rule 14a-19(a)(3), then the nomination of each such proposed nominee will be disregarded;
•
requiring that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•
incorporating certain other ministerial, clarifying and conforming changes.

The foregoing summary and description of the Third Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated By-Laws, a blackline copy of which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Third Amended and Restated By-laws of Primerica, Inc., effective March 1, 2023.

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2023	PRIMERICA, INC.

/s/ Stacey K. Geer
Stacey K. Geer Executive Vice President, Deputy General Counsel and Chief Governance Officer